UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22003

Nuveen Core Equity Alpha Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Semi-Annual Report June 30, 2015

JCE
Nuveen Core Equity Alpha Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture is somewhat muddled. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the U.S. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 24, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Core Equity Alpha Fund (JCE)

The equity portion of the Fund is managed by INTECH Investment Management LLC (INTECH), an independently managed subsidiary of Janus Capital Group Inc. The portfolio management team is led by Dr. Adrian Banner, CEO/CIO, Joseph Runnels, CFA, Vassilios Papathanakos, PhD, and Phillip Whitman, PhD.

The Fund also employs a call option strategy managed by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments. Keith Hembre, CFA, and David Friar oversee this program.

Here the INTECH team members, along with the NAM team disucss their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2015.

What key strategies were used to manage the Fund during this six month reporting period ended June 30, 2015?

The investment objective of the Fund is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in a portfolio of common stocks selected from the stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by INTECH and also employs risk reduction techniques. Typically, the Fund’s equity portfolio will hold 150 – 450 stocks included in the S&P 500® Index.

The Fund also employs an option strategy that seeks to enhance the Fund’s risk-adjusted performance over time by means of attempting to reduce volatility of the Fund’s returns relative to the returns of the S&P 500® Index. The Fund expects to write (sell) call options on a custom basket of equities with a notional value of up to 50% of the value of the equity portfolio.

The goal of the Fund’s equity portfolio is to produce long-term returns in excess of the S&P 500® Index with an equal or lesser amount of risk. The continued market uncertainty during this reporting period reconfirmed the importance of disciplined risk management like INTECH’s investment process. The firm’s core risk controls are focused on minimizing the volatility of excess returns relative to the S&P 500® Index, so that any excess return is as consistent as possible and any relative underperformance is limited in magnitude and duration. We believe this helps minimize tracking error in relation to the S&P 500® Index during periods of short-term market instability.

INTECH seeks to generate excess returns by harnessing the natural volatility of stock prices to build a potentially more efficient portfolio than the S&P 500® Index. INTECH’s investment process focuses solely on relative volatility and correlation. Specifically, the process searches for stocks with high relative volatility and low correlation, attempting to increase the potential for trading profits at the time of rebalancing. The actual positioning of the portfolio from a sector and stock specific standpoint is a residual of the process, and the rationale for over and underweight positions is a function of the stocks’ relative volatility and correlation characteristics in aggregate.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Nuveen Investments	5

Because INTECH’s process does not forecast the direction of stock prices, we anticipate equity holdings that are overweight or underweight relative to the index may potentially beat the benchmark in approximately equal proportions over time.

How did the Fund perform during this six-month reporting period ended June 30, 2015?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and since inception periods ended June 30, 2015. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ended June 30, 2015, the Fund underperformed its Blended Index and the S&P 500® Index.

Since INTECH uses a purely portfolio-theoretic methodology, the investment process does not specifically select stocks or overweight sectors in response to market conditions or expectations or based on their potential for future performance, but combines securities based on how their stock prices move relative to one another in order to capture a rebalancing premium. Rebalancing requires buying some of a stock after a negative relative return and selling some of a stock after a positive relative return. This produces a buy low – sell high trading profit, on average, as stocks move up and down relative to the benchmark.

U.S. equity markets advanced during the first quarter 2015, but were roughly flat over the second quarter after a sell off towards the end of June. Overall, the S&P 500® Index generated a return of 1.23% during the reporting period. Relative volatility, which refers to stocks moving in relation to one another or to an index, continued to remain stable during the reporting period, which tends to be conducive to INTECH’s investment process.

An overall decrease in market diversity during the reporting period reflected a change in the distribution of capital in which larger cap stocks outperformed smaller cap stocks, on average, which acted as a headwind to relative performance. Effectively, due to their volatility and correlation characteristics, the Fund’s portfolio tends to overweight the smaller stocks within the investment universe as they provide more relative volatility capture potential. The Fund’s underweight to mega cap stocks and overweight to smaller cap stocks had an overall negative impact on relative performance over the period as diversity decreased.

The Fund’s sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. For the six-month reporting period, the Fund’s average underweight to the energy sector and overweight to the consumer discretionary sector contributed to the portfolio’s relative return. However, an adverse security selection within industrials, including overweight positions in Southwest Airlines Co., Norfolk Southern Corporation and Kansas City Southern Industries and information technology an underweight in Apple, Inc. and overweight positions in SanDisk, Micron Technology, Inc. and Western Digital Corporation detracted. We sold our positions in SanDisk and Micron Technology, Inc. later in the reporting period.

INTECH’s investment process targets a trading profit deriving from a disciplined rebalancing process to generate excess return over the benchmark while minimizing the relative risk (or tracking error) of the portfolio over the long term. Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic or market conditions.

As mentioned previously, the Fund writes call options on a basket of stocks and on stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio. The notional value underlying these options averaged 40% of the Fund’s assets during the six-month reporting period. Because the performance of the underlying equities was fairly flat during this period, the call options enhanced performance, as would be expected for the strategy in periods of flat-to-weak equity performance.

The Fund also continued to purchase equity index futures contracts to gain equity market exposure where the portfolio holds cash. During the reporting period, this had a small positive effect on performance.

6	Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2015, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income. Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Nuveen Investments	7

Share Information (continued)

Data as of 5/31/2015

	Per Share Distribution						Annualized Total Return on NAV
Inception Date	Quarterly	Monthly Equivalent	Monthly NII[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	1-Year	5-Year	YTD	YTD Distribution Rate on NAV[4]
3/2007	$0.3030	$0.1010	$0.0114	$0.3632	$2.2973	6.84%	9.89%	16.87%	3.06%	3.42%

[1]	NII is net investment income, which is expressed as a monthly amount using a six-month average.
[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of 5/31/2015

	Current Quarter			Calendar YTD
	Estimated Source of Distribution			Estimated Per Share Amounts
Per Share Distribution	NII[1]	Realized Gains	Return of Capital[2]	Distributions[3]	NII[1]	Realized Gains	Return of Capital[2]
$0.3030	8.8%	59.9%	31.2%	$0.6060	$0.0536	$0.3632	$0.1892

[1]	NII is net investment income and is a projection through the end of the current calendar quarter based on most recent month-end data.
[2]	Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital my be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.
[3]	Includes the most recent quarterly distribution declaration.

SHARE REPURCHASES

During August 2014, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2015, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired shares as shown in the accompanying table.

JCE
Shares Cumulatively Repurchased and Retired	—
Shares Authorized for Repurchase	—

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of June 30, 2015, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JCE
NAV	$17.04
Share Price	$15.84
Premium/(Discount) to NAV	(7.04)%
6-Month Average Premium/(Discount) to NAV	(3.55)%

8	Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JCE

Nuveen Investments	9

JCE

Nuveen Core Equity Alpha Fund

Performance Overview and Holding Summaries as of June 30, 2015

Refer to Glossary of Terms Used in this Report for further definition of terms used within this section.

Average Annual Total Returns as of June 30, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JCE at NAV	0.86%	5.88%	17.42%	7.95%
JCE at Share Price	(5.97)%	0.65%	17.00%	7.17%
JCE Blended Index	2.46%	5.55%	13.67%	5.57%
S&P 500® Index	1.23%	7.42%	17.34%	6.83%

Since inception returns are from 3/27/07. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

10	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.3%
Repurchase Agreements	0.7%
U.S. Government and Agency Obligations	0.9%
Other Assets Less Liabilities	(1.9)%
Net Assets	100%

Top Five Issuers

(% of total investments)1

Anthem Inc.	2.5%
Lockheed Martin Corporation	2.2%
Facebook Inc.	2.1%
Allergan PLC	1.8%
Home Depot, Inc.	1.7%

Portfolio Composition

(% of total investments)1

Health Care Providers & Services	8.5%
Specialty Retail	7.7%
Pharmaceuticals	4.8%
Aerospace & Defense	4.5%
Semiconductors & Semiconductor Equipment	4.3%
Road & Rail	4.2%
Capital Markets	3.5%
Internet Software & Services	3.2%
Food & Staples Retailing	3.2%
Hotels, Restaurants & Leisure	3.2%
Diversified Financial Services	3.0%
Real Estate Investment Trust	2.9%
Multiline Retail	2.6%
Biotechnology	2.5%
Insurance	2.4%
Commercial Services & Supplies	2.4%

Household Durables	2.3%
Software	2.3%
Health Care Equipment & Supplies	2.1%
Textiles, Apparel & Luxury Goods	2.0%
IT Services	1.9%
Consumer Finance	1.8%
Beverages	1.8%
Electric Utilities	1.6%
Airlines	1.6%
Technology Hardware, Storage & Peripherals	1.6%
Tobacco	1.6%
Other	15.0%
Repurchase Agreements	0.6%
U.S. Government and Agency Obligations	0.9%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	11

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 26, 2015 for JCE; at this meeting the shareholders were asked to elect Board Members.

JCE
Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	14,467,095
Withhold	341,632
Total	14,808,727
William J. Schneider
For	14,474,862
Withhold	333,865
Total	14,808,727
Thomas S. Schreier, Jr.
For	14,458,774
Withhold	349,953
Total	14,808,727

12	Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund
Portfolio of Investments	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.3%

	COMMON STOCKS – 100.3%

	Aerospace & Defense – 4.6%

10,800	General Dynamics Corporation	$1,530,252
32,200	Lockheed Martin Corporation	5,985,979
7,000	Northrop Grumman Corporation	1,110,410
27,300	Raytheon Company	2,612,064
10,600	Rockwell Collins, Inc.	978,910
9,000	Textron Inc.	401,670
	Total Aerospace & Defense	12,619,285

	Air Freight & Logistics – 1.1%

27,900	C.H. Robinson Worldwide, Inc.	1,740,681
6,800	FedEx Corporation	1,158,720
	Total Air Freight & Logistics	2,899,401

	Airlines – 1.6%

5,100	American Airlines Group Inc.	203,669
126,800	Southwest Airlines Co.	4,195,812
	Total Airlines	4,399,481

	Auto Components – 0.3%

3,500	BorgWarner Inc.	198,940
3,600	Delphi Automotive PLC	306,324
9,800	Goodyear Tire & Rubber Company	295,470
1,600	Johnson Controls, Inc.	79,248
	Total Auto Components	879,982

	Automobiles – 0.1%

14,700	Ford Motor Company	220,647

	Banks – 0.6%

10,500	Huntington BancShares Inc.	118,755
2,400	M&T Bank Corporation	299,832
23,550	Wells Fargo & Company	1,324,452
	Total Banks	1,743,039

	Beverages – 1.8%

8,000	Constellation Brands, Inc., Class A	928,160
38,700	Dr. Pepper Snapple Group	2,821,230
7,200	Monster Beverage Corporation, (2)	964,944
2,900	PepsiCo, Inc.	270,686
	Total Beverages	4,985,020

	Biotechnology – 2.5%

14,100	Amgen Inc.	2,164,632
9,200	Celgene Corporation, (2)	1,064,762
2,900	Gilead Sciences, Inc.	339,532
6,100	Regeneron Pharmaceuticals, Inc., (2)	3,111,793
1,700	Vertex Pharmaceuticals Inc., (2)	209,916
	Total Biotechnology	6,890,635

	Building Products – 0.3%

10,200	Allegion PLC	613,428
8,800	Masco Corporation	234,696
	Total Building Products	848,124

Nuveen Investments	13

JCE	Nuveen Core Equity Alpha Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Capital Markets – 3.5%

900	Affiliated Managers Group Inc., (2)	$196,740
1,200	BlackRock Inc.	415,176
29,600	E*Trade Group Inc., (2)	886,520
9,500	Goldman Sachs Group, Inc., (3)	1,983,505
78,000	Morgan Stanley	3,025,620
29,300	Northern Trust Corporation	2,240,278
11,500	State Street Corporation	885,500
	Total Capital Markets	9,633,339

	Chemicals – 1.2%

4,000	Air Products & Chemicals Inc.	547,320
3,300	Ecolab Inc.	373,131
3,200	International Flavors & Fragrances Inc.	349,728
3,900	LyondellBasell Industries NV	403,728
5,400	Sherwin-Williams Company	1,485,108
	Total Chemicals	3,159,015

	Commercial Services & Supplies – 2.4%

23,300	ADT Corporation	782,181
19,300	Cintas Corporation	1,632,587
49,300	Republic Services, Inc.	1,931,081
2,200	Stericycle Inc., (2)	294,602
41,500	Waste Management, Inc.	1,923,525
	Total Commercial Services & Supplies	6,563,976

	Communications Equipment – 0.4%

7,200	F5 Networks, Inc., (2)	866,520
6,000	Juniper Networks Inc.	155,820
	Total Communications Equipment	1,022,340

	Construction Materials – 0.6%

400	Martin Marietta Materials	56,604
18,400	Vulcan Materials Company	1,544,312
	Total Construction Materials	1,600,916

	Consumer Finance – 1.9%

2,100	Capital One Financial Corporation	184,737
60,800	Discover Financial Services	3,503,296
79,300	Navient Corporation	1,444,053
	Total Consumer Finance	5,132,086

	Containers & Packaging – 0.8%

2,500	Avery Dennison Corporation	152,350
7,000	Ball Corporation	491,050
29,600	Sealed Air Corporation	1,520,848
	Total Containers & Packaging	2,164,248

	Distributors – 0.7%

20,500	Genuine Parts Company	1,835,365

	Diversified Financial Services – 3.1%

3,400	Berkshire Hathaway Inc., Class B, (2)	462,774
49,800	CME Group, Inc.	4,634,388
16,400	McGraw-Hill Companies, Inc.	1,647,380
5,200	Moody’s Corporation	561,392
23,100	NASDAQ Stock Market, Inc.	1,127,511
	Total Diversified Financial Services	8,433,445

14	Nuveen Investments

Shares	Description (1)	Value

	Diversified Telecommunication Services – 1.2%

85,400	CenturyLink Inc.	$2,509,052
48,700	Frontier Communications Corporation	241,065
9,400	Level 3 Communications Inc., (2)	495,098
	Total Diversified Telecommunication Services	3,245,215

	Electric Utilities – 1.6%

2,400	Edison International	133,392
35,400	Entergy Corporation	2,495,700
14,400	Eversource Energy	653,904
2,600	Exelon Corporation	81,692
4,600	FirstEnergy Corp.	149,730
15,900	Pinnacle West Capital Corporation	904,551
	Total Electric Utilities	4,418,969

	Electronic Equipment, Instruments & Components – 0.4%

19,900	Amphenol Corporation, Class A	1,153,603
1,100	TE Connectivity Limited	70,730
	Total Electronic Equipment, Instruments & Components	1,224,333

	Energy Equipment & Services – 0.1%

2,600	Baker Hughes Incorporated	160,420

	Food & Staples Retailing – 3.2%

6,500	Costco Wholesale Corporation, (3)	877,890
45,400	CVS Caremark Corporation	4,761,552
41,000	Kroger Co.	2,972,910
2,700	Walgreens Boots Alliance Inc.	227,988
	Total Food & Staples Retailing	8,840,340

	Food Products – 1.5%

8,500	Archer-Daniels-Midland Company	409,870
72,300	ConAgra Foods, Inc.	3,160,956
2,200	Hershey Foods Corporation	195,426
4,400	Hormel Foods Corporation	248,028
1,000	JM Smucker Company	108,410
	Total Food Products	4,122,690

	Health Care Equipment & Supplies – 2.2%

51,900	Boston Scientific Corporation, (2)	918,630
21,900	Edwards Lifesciences Corporation, (2)	3,119,217
2,600	Intuitive Surgical, Inc., (2)	1,259,700
5,900	Stryker Corporation	563,863
	Total Health Care Equipment & Supplies	5,861,410

	Health Care Providers & Services – 8.7%

4,859	Aetna Inc.	619,328
40,600	AmerisourceBergen Corporation, (3)	4,317,404
42,500	Anthem Inc., (3)	6,975,950
34,800	Cardinal Health, Inc.	2,911,020
7,800	CIGNA Corporation	1,263,600
5,800	Davita Inc., (2)	460,926
3,800	Humana Inc.	726,864
3,900	Laboratory Corporation of America Holdings, (2)	472,758
10,400	McKesson HBOC Inc.	2,338,024
12,600	Patterson Companies, Inc.	612,990
14,500	Quest Diagnostics Incorporated	1,051,540
8,600	UnitedHealth Group Incorporated	1,049,200
6,700	Universal Health Services, Inc., Class B	952,070
	Total Health Care Providers & Services	23,751,674

Nuveen Investments	15

JCE	Nuveen Core Equity Alpha Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Health Care Technology – 0.4%

15,000	Cerner Corporation, (2)	$1,035,900

	Hotels, Restaurants & Leisure – 3.2%

13,100	Carnival Corporation	647,009
2,100	Chipotle Mexican Grill, (2)	1,270,479
9,600	Darden Restaurants, Inc.	682,368
44,500	Marriott International, Inc., Class A	3,310,355
19,000	Royal Caribbean Cruises Limited	1,495,110
17,000	Wyndham Worldwide Corporation	1,392,470
	Total Hotels, Restaurants & Leisure	8,797,791

	Household Durables – 2.3%

31,700	D.R. Horton, Inc.	867,312
23,100	Leggett and Platt Inc.	1,124,508
9,400	Lennar Corporation, Class A	479,776
2,900	Mohawk Industries Inc., (2)	553,610
43,900	Newell Rubbermaid Inc.	1,804,729
19,400	Pulte Corporation	390,910
6,400	Whirlpool Corporation	1,107,520
	Total Household Durables	6,328,365

	Household Products – 0.1%

1,700	Clorox Company	176,834

	Industrial Conglomerates – 0.0%

400	Roper Technologies, Inc.	68,984

	Insurance – 2.5%

2,500	Ace Limited	254,200
6,800	AFLAC Incorporated	422,960
20,400	Allstate Corporation	1,323,348
4,200	AON PLC	418,656
3,600	Chubb Corporation	342,504
2,300	Cincinnati Financial Corporation	115,414
35,900	Hartford Financial Services Group, Inc.	1,492,363
7,700	Lincoln National Corporation	455,994
16,700	Marsh & McLennan Companies, Inc.	946,890
400	Principal Financial Group, Inc.	20,516
6,300	Travelers Companies, Inc.	608,958
7,400	XL Capital Ltd, Class A	275,280
	Total Insurance	6,677,083

	Internet Software & Services – 3.3%

8,000	Akamai Technologies, Inc., (2)	558,560
68,400	Facebook Inc., Class A Shares, (2)	5,866,326
2,200	VeriSign, Inc., (2)	135,784
59,700	Yahoo! Inc., (2)	2,345,613
	Total Internet Software & Services	8,906,283

	IT Services – 2.0%

14,600	Automatic Data Processing, Inc.	1,171,358
3,900	Cognizant Technology Solutions Corporation, Class A, (2)	238,251
9,600	Fidelity National Information Services	593,280
26,000	Fiserv, Inc., (2)	2,153,580
11,900	Paychex, Inc.	557,872
2,300	Total System Services Inc.	96,071
20,600	Western Union Company	418,798
15,200	Xerox Corporation	161,728
	Total IT Services	5,390,938

16	Nuveen Investments

Shares	Description (1)	Value

	Leisure Products – 0.1%

4,200	Hasbro, Inc.	$314,118

	Life Sciences Tools & Services – 0.1%

6,300	Perkinelmer Inc.	331,632

	Machinery – 0.7%

600	Illinois Tool Works, Inc.	55,074
14,000	Pall Corporation	1,742,300
	Total Machinery	1,797,374

	Media – 1.2%

6,700	CBS Corporation, Class B	371,850
6,100	Gannett Company, Inc., (2)	85,339
16,600	Interpublic Group of Companies, Inc.	319,882
3,900	Omnicom Group, Inc.	271,011
12,200	TEGNA Inc.	391,254
900	Time Warner Cable, Class A	160,353
3,000	Time Warner Inc.	262,230
12,700	Walt Disney Company	1,449,578
	Total Media	3,311,497

	Multiline Retail – 2.7%

6,500	Dollar General Corporation	505,310
24,500	Dollar Tree Stores Inc., (2)	1,935,255
31,600	Kohl’s Corporation	1,978,476
10,400	Nordstrom, Inc.	774,800
26,300	Target Corporation	2,146,869
	Total Multiline Retail	7,340,710

	Multi-Utilities – 1.6%

35,500	Ameren Corporation	1,337,640
7,100	CMS Energy Corporation	226,064
15,500	NiSource Inc.	706,645
19,000	Sempra Energy	1,879,860
3,045	WEC Energy Group, Inc., (WI/DD)	136,961
	Total Multi-Utilities	4,287,170

	Oil, Gas & Consumable Fuels – 1.4%

5,000	Cimarex Energy Company	551,550
9,000	Marathon Petroleum Corporation	470,790
15,100	Newfield Exploration Company, (2)	545,412
2,700	Pioneer Natural Resources Company	374,463
11,200	Tesoro Corporation	945,392
13,400	Valero Energy Corporation	838,840
800	Williams Companies, Inc.	45,912
	Total Oil, Gas & Consumable Fuels	3,772,359

	Personal Products – 0.0%

1,400	Estee Lauder Companies Inc., Class A	121,324

	Pharmaceuticals – 4.9%

16,917	Allergan PLC, (2)	5,133,632
9,700	Eli Lilly and Company	809,853
8,400	Endo International PLC, (2)	669,060
4,800	Hospira Inc.	425,808
21,500	Mallinckrodt PLC, (2)	2,530,980
80,600	Zoetis Incorporated	3,886,532
	Total Pharmaceuticals	13,455,865

Nuveen Investments	17

JCE	Nuveen Core Equity Alpha Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Shares	Description (1)	Value

	Professional Services – 0.4%

3,300	Dun and Bradstreet Inc.	$402,600
5,400	Equifax Inc.	524,286
4,800	Robert Half International Inc.	266,400
	Total Professional Services	1,193,286

	Real Estate Investment Trust – 2.9%

15,100	AvalonBay Communities, Inc.	2,414,037
4,300	Boston Properties, Inc.	520,472
1,500	Crown Castle International Corporation	120,450
36,700	Equity Residential	2,575,239
2,000	Essex Property Trust Inc.	425,000
9,100	General Growth Properties Inc.	233,506
1,000	Health Care REIT, Inc.	65,630
25,900	Iron Mountain Inc.	802,900
7,200	Macerich Company	537,120
2,300	Plum Creek Timber Company	93,311
1,200	SL Green Realty Corporation	131,868
1,100	Vornado Realty Trust	104,423
	Total Real Estate Investment Trust	8,023,956

	Real Estate Management & Development – 0.2%

13,300	CBRE Group Inc., (2)	492,100

	Road & Rail – 4.3%

87,500	CSX Corporation	2,856,875
22,000	Kansas City Southern Industries	2,006,400
42,100	Norfolk Southern Corporation	3,677,856
33,700	Union Pacific Corporation	3,213,969
	Total Road & Rail	11,755,100

	Semiconductors & Semiconductor Equipment – 4.3%

1,300	Analog Devices, Inc.	83,441
26,500	Avago Technologies Limited	3,522,645
66,400	Broadcom Corporation, Class A	3,418,936
3,500	First Solar Inc., (2)	164,430
10,100	KLA-Tencor Corporation	567,721
24,800	Lam Research Corporation	2,017,480
10,300	NVIDIA Corporation	207,133
17,800	Skyworks Solutions Inc.	1,852,980
	Total Semiconductors & Semiconductor Equipment	11,834,766

	Software – 2.3%

21,200	CA Technologies	620,948
40,600	Electronic Arts Inc., (2)	2,699,900
10,100	Intuit, Inc.	1,017,777
12,300	Red Hat, Inc., (2)	933,939
44,600	Symantec Corporation	1,036,950
	Total Software	6,309,514

	Specialty Retail – 7.8%

1,700	AutoNation Inc., (2)	107,066
500	AutoZone, Inc., (2)	333,450
7,700	Bed Bath and Beyond Inc., (2)	531,146
51,200	Best Buy Co., Inc.	1,669,632
20,100	CarMax, Inc., (2)	1,330,821
43,300	Home Depot, Inc.	4,811,929
38,900	L Brands Inc.	3,334,897
46,000	Lowe’s Companies, Inc.	3,080,620
7,300	O’Reilly Automotive Inc., (2)	1,649,654

18	Nuveen Investments

Shares	Description (1)				Value

	Specialty Retail (continued)

44,000	Ross Stores, Inc.				$2,138,840
105,300	Staples, Inc.				1,612,143
3,300	TJX Companies, Inc.				218,361
5,900	Tractor Supply Company				530,646
	Total Specialty Retail				21,349,205

	Technology Hardware, Storage & Peripherals – 1.6%

12,200	Apple, Inc.				1,530,185
2,100	NetApp, Inc.				66,276
20,900	Seagate Technology				992,750
22,600	Western Digital Corporation				1,772,292
	Total Technology Hardware, Storage & Peripherals				4,361,503

	Textiles, Apparel & Luxury Goods – 2.0%

17,500	Coach, Inc.				605,675
6,100	Hanesbrands Inc.				203,252
2,300	Ralph Lauren Corporation				304,428
12,200	Under Armour, Inc., (2)				1,017,968
48,100	VF Corporation				3,354,494
	Total Textiles, Apparel & Luxury Goods				5,485,817

	Tobacco – 1.6%

70,900	Altria Group, Inc.				3,467,719
11,639	Reynolds American Inc.				868,968
	Total Tobacco				4,336,687
	Total Long-Term Investments (cost $244,883,087)				273,911,556

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 1.6%

	REPURCHASE AGREEMENTS – 0.7%

$1,808	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $1,807,718, collateralized by $1,895,000 U.S. Treasury Notes, 1.500%, due 1/31/22, value $1,845,256	0.000%	7/01/15	N/A	$1,807,718

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.9%

2,500	U.S. Treasury Bills, (3)	0.000%	11/12/15	AAA	2,499,698
$4,308	Total Short-Term Investments (cost $4,306,585)				4,307,416
	Total Investments (cost $249,189,672) – 101.9%				278,218,972
	Other Assets Less Liabilities – (1.9)% (5)				(5,202,733)
	Net Assets – 100%				$273,016,239

Investments in Derivatives as of June 30, 2015

Call Options Written outstanding:

Number of Contracts	Description	Counterparty	Notional Amount (6)	Expiration Date	Strike Price	Value
(125)	RUSSELL 2000® Index	N/A (7)	$(15,875,000)	7/17/15	$1,270.000	$(130,000)
(125)	RUSSELL 2000® Index	N/A (7)	(16,250,000)	7/17/15	1,300.000	(29,687)
(200)	RUSSELL 2000® Index	N/A (7)	(25,800,000)	7/17/15	1,290.000	(87,000)
(260)	S&P Midcap 400® Index	Royal Bank of Scotland	(41,043,028)	7/28/15	1,578.578	(31,808)
(710)	Total Call Options Written (premiums received $430,496)		$(98,968,028)			$(278,495)

Nuveen Investments	19

JCE	Nuveen Core Equity Alpha Fund
	Portfolio of Investments (continued)	June 30, 2015 (Unaudited)

Investments in Derivatives as of June 30, 2015 (continued)

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Value at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	Long	55	9/15	$5,649,600	$10,725	$(83,351)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(7)	Option is exchange-traded and therefore the counterparty is not applicable.

REIT	Real Estate Investment Trust

N/A	Not applicable

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Assets and Liabilities	June 30, 2015 (Unaudited)

Assets
Long-term investments, at value (cost $244,883,087)	$273,911,556
Short-term investments, at value (cost $4,306,585)	4,307,416
Receivable for:
Dividends	307,112
Investments sold	190,248
Options written	145,995
Variation margin on futures contracts	10,725
Other assets	25,283
Total assets	278,898,335
Liabilities
Cash overdraft	117,637
Options written, at value (premiums received $430,496)	278,495
Payable for:
Dividends	4,695,581
Investments purchased	466,405
Accrued expenses:
Management fees	210,249
Trustees fees	21,976
Other	91,753
Total liabilities	5,882,096
Net assets	$273,016,239
Shares outstanding	16,021,686
Net asset value (“NAV”) per share outstanding	$17.04
Net assets consist of:
Shares, $0.01 par value per share	$160,217
Paid-in surplus	206,559,901
Undistributed (Over-distribution of) net investment income	(8,773,048)
Accumulated net realized gain (loss)	45,971,219
Net unrealized appreciation (depreciation)	29,097,950
Net assets	$273,016,239
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Operations	Six Months Ended June 30, 2015 (Unaudited)

Investment Income
Dividends	$2,396,365
Interest	1,411
Total investment income	2,397,776
Expenses
Management fees	1,281,934
Custodian fees	46,453
Trustees fees	3,510
Professional fees	25,200
Shareholder reporting expenses	24,107
Shareholder servicing agent fees	142
Stock exchange listing fees	3,941
Investor relations expense	29,613
Other	30,782
Total expenses	1,445,682
Net investment income (loss)	952,094
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	6,654,833
Futures contracts	227,220
Options written	325,172
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(5,520,200)
Futures contracts	(168,072)
Options written	(7,039)
Net realized and unrealized gain (loss)	1,511,914
Net increase (decrease) in net assets from operations	$2,464,008

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 6/30/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$952,094	$2,531,950
Net realized gain (loss) from:
Investments and foreign currency	6,654,833	75,009,471
Futures contracts	227,220	841,860
Options written	325,172	(5,486,168)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(5,520,200)	(39,899,084)
Futures contracts	(168,072)	(119,099)
Options written	(7,039)	650,895
Net increase (decrease) in net assets from operations	2,464,008	33,529,825
Distributions to Shareholders
From and in excess of net investment income	(9,709,142)	—
From net investment income	—	(2,521,799)
From accumulated net realized gains	—	(37,718,268)
Decrease in net assets from distributions to shareholders	(9,709,142)	(40,240,067)
Net increase (decrease) in net assets	(7,245,134)	(6,710,242)
Net assets at the beginning of period	280,261,373	286,971,615
Net assets at the end of period	$273,016,239	$280,261,373
Undistributed (Over-distribution of) net investment income at the end of period	$(8,773,048)	$(16,000)

See accompanying notes to financial statements.

Nuveen Investments	23

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumu- lated Net Realized Gains	Return of Capital	Total	Discount Per Shares Repurchased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2015(d)	$17.49	$0.06	$0.10	$0.16	$(0.61	)***	$—	$—	$(0.61)	$—		$17.04	$15.84
2014	17.91	0.16	1.93	2.09	(0.16)		(2.35)	—	(2.51)	—		17.49	17.47
2013	14.76	0.13	4.47	4.60	(0.13)		(1.32)	—	(1.45)	—		17.91	16.98
2012	13.88	0.17	1.79	1.96	(1.08)		—	—	(1.08)	—		14.76	13.35
2011	14.05	0.10	0.81	0.91	(1.08)		—	—	(1.08)	—	*	13.88	12.47
2010	13.18	0.10	1.87	1.97	(0.92)		—	(0.18)	(1.10)	—	*	14.05	13.12

24	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

0.86%	(5.97)%	$273,016	1.03	%**	0.68	%**	40%
12.08	18.31	280,261	1.03		0.87		111
31.97	39.08	286,972	1.04		0.77		65
14.28	15.81	236,438	1.05		1.14		77
6.70	3.11	222,461	1.05		0.69		67
15.82	17.25	225,187	1.11		0.73		131

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the six months ended June 30, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.
***	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2015, as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders.

See accompanying notes to financial statements.

Nuveen Investments	25

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Core Equity Alpha Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JCE.” The Fund was organized as a Massachusetts business trust on January 9, 2007.

The end of the reporting period for the Fund is June 30, 2015, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2015 (“the current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with INTECH Investment Management LLC (“INTECH”), an independently managed indirect subsidiary of Janus Capital Group Inc., and Nuveen Asset Management, LLC, (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). INTECH manages the Fund’s investment portfolio, while NAM manages the Fund’s investments in option contracts.

Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected from among the 500 stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by INTECH to select large cap, core equity securities and will also employ innovative risk reduction techniques. Typically, the Fund’s equity portfolio will hold 150-450 stocks included in the S&P 500® Index. The Fund will also employ an option strategy that seeks to enhance the Fund’s risk-adjusted performance over time through a meaningful reduction in the volatility of the Fund’s returns relative to the returns of the S&P 500® Index (the “Option Strategy”). The Fund expects to write (sell) call options primarily on custom baskets of stocks that seek to track the return of the S&P 500® Index within parameters determined by NAM. A custom basket call option is an option whose value is linked to the market value of a portfolio of underlying stocks. In designing the custom basket call options, NAM will seek to minimize the difference between the returns of the stocks underlying the custom basket versus the S&P 500® Index. The Fund may also write call options on stock indexes or exchange-traded funds (commonly referred to as “ETFs”), when NAM believes such techniques are likely to be more efficient or effective than writing custom basket call options. The Fund normally will hold a small number of written custom basket call option positions with expirations generally of 60 days or less. The Fund expects that most call options in the Option Strategy will be slightly “out-of-the-money” (i.e., the exercise price is above the current level of the cash value of the stocks underlying the custom basket call options) at the time they are written. By employing custom basket call options primarily (rather than options on indexes), NAM expects that it will be better able to limit the overlap between the underlying common stocks included in each custom basket and the Fund’s portfolio of common stocks, which in turn helps enable the Fund to avoid tax straddles, which would potentially have negative tax implications and require the Fund to bear substantially greater accounting and administrative costs.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services—Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investment purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$140,082

26	Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2014, is reflected in the accompanying financial statements.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over distribution of) net investment income” as of the end of the reporting period, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at the end of the reporting period, reflect an over-distribution of net investment income.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE, and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as

Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

28	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$273,911,556	$—	$—	$273,911,556
Short-Term Investments:
Repurchase Agreements	—	1,807,718	—	1,807,718
U.S. Government and Agency Obligations	—	2,499,698	—	2,499,698
Investments in Derivatives:
Options Written	(246,687)	(31,808)	—	(278,495)
Futures Contracts**	(83,351)	—	—	(83,351)
Total	$273,581,518	$4,275,608	$—	$277,857,126
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$1,807,718	$(1,807,718)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation

30	Nuveen Investments

(depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund continued to purchase equity index futures contracts to gain equity market exposure where the portfolio holds cash.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$5,996,400
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Futures contracts	Receivable for variation margin on futures contracts*	$(83,351)	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and liability derivative locations as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity price	Futures contracts	$227,220	$(168,072)

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund continued to write call options on a basket of stocks and on stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options written during the current fiscal period, was as follows:

Average notional amount of outstanding options written*	$(96,502,872)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(278,495)

The following table presents the options written subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those contracts.

Counterparty	Gross Options Written, at Value*	Amounts Netted on Statement of Assets and Liabilities	Net Options Written, at Value	Collateral Pledged to Counterparty	Net Exposure
Royal Bank of Scotland	$(31,808)	$—	$(31,808)	$—	$(31,808)
*	Represents gross value for the counterparty as presented in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$325,172	$(7,039)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

The Fund did not have any transactions in shares during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period, aggregated $111,123,742 and $114,030,045, respectively.

32	Nuveen Investments

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	437,089	$700,107
Options written	1,255,654	4,500,187
Options terminated in closing purchase transactions	(612,365)	(3,172,183)
Options expired	(1,079,668)	(1,597,615)
Options outstanding, end of period	710	$430,496

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$249,599,085
Gross unrealized:
Appreciation	$37,510,724
Depreciation	(8,890,837)
Net unrealized appreciation (depreciation) of investments	$28,619,887

Permanent differences, primarily due to Real Estate Investment Trust adjustments, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2014, the Fund’s last tax year-end, as follows:

Paid-in surplus	$—
Undistributed (Over-distribution of) net investment income	(10,734)
Accumulated net realized gain (loss)	10,734

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2014, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	39,151,149

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2014 was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$7,909,307
Distributions from net long-term capital gains	32,330,760
[1]	Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7500%
For the next $500 million	0.7250
For the next $500 million	0.7000
For the next $500 million	0.6750
For managed assets over $2 billion	0.6500

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2015, the complex-level fee for the Fund was 0.1643%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Fund’s financial statement disclosures.

34	Nuveen Investments

Additional

Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchase

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JCE
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	35

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Blended Index: A blend of returns consisting of 1) 50% of the S&P 500® Index and 2) 50% of the CBOE S&P 500® Buy/write Index(BXM), which is a passive total return index based on selling the near-term, at-the-money S&P 500® Index (SPX) call option against the S&P 500® Index portfolio each month, on the day the current contract expires. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

36	Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	37

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-advisers to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between (a) the Adviser and INTECH Investment Management LLC (“INTECH”) and (b) the Adviser and Nuveen Asset Management, LLC (“NAM” and, together with INTECH, the “Sub-Advisers”). Following an initial term with respect to the Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Advisers (the Adviser and Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Fund compared to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Advisers which generally evaluated each Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Fund, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple NAM equity and fixed-income investment teams in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the

38	Nuveen Investments

process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Fund and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of the Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Fund, the performance record of the Fund (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Fund over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Fund was a registered investment company that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Fund. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

Nuveen Investments	39

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser’s continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser’s use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen’s continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, each Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and, as applicable, the investment performance of the portion of the Fund’s portfolio allocated to the respective Sub-Adviser.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and its investment teams. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. The Independent Board Members also reviewed, among other things, as applicable,

40	Nuveen Investments

the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. With respect to closed-end funds, the Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund’s premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of the Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods. Although the Fund underperformed its benchmark in the one- and three-year periods, it outperformed its benchmark in the five-year period.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

Nuveen Investments	41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for the Fund. The Board reviewed, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratio paid by investors in the Fund was the most representative of an investor’s net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Fund’s fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were below the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had one affiliated sub-adviser (i.e., NAM) and one non-affiliated sub-adviser (i.e., INTECH), and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Advisers. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Fund and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Fund and, although the Sub-Advisers may provide some of these services, the Sub-Advisers essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher

42	Nuveen Investments

levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

With respect to INTECH, the non-affiliated Sub-Adviser, the Independent Board Members considered the fees that such Sub-Adviser charges for other clients. The Independent Board Members noted that the fee rate paid to INTECH for its sub-advisory services was reasonable in relation to the fees of other clients. The Independent Board Members also noted that with respect to INTECH, the fees were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including NAM, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

Nuveen Investments	43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to NAM, the Sub-Adviser affiliated with Nuveen, the Independent Board Members reviewed such Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. With respect to NAM, the Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for such Sub-Adviser for the calendar year 2014. Similarly, with respect to INTECH, the Sub-Adviser unaffiliated with Nuveen, the Independent Board Members considered information regarding the profitability of such Sub-Adviser in providing services to the applicable Nuveen funds. In this regard, the Board reviewed INTECH’s revenues, expenses and operating margin (pre-tax and after-tax) for serving as a sub-adviser to the Fund for 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for the Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are

44	Nuveen Investments

allocated by the Sub-Advisers. Accordingly, with respect to NAM, the Independent Board Members considered that such Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by NAM may also benefit the Fund and shareholders to the extent the research enhanced the ability of such Sub-Adviser to manage the Fund. The Independent Board Members noted that NAM’s profitability may be somewhat lower if it had to acquire any such research services directly.

With respect to INTECH, the Independent Board Members noted that such Sub-Adviser does not participate in soft dollar arrangements with respect to portfolio transactions for the Nuveen funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments	45

Notes

46	Nuveen Investments

Notes

Nuveen Investments	47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-I-0615D         10005-INV-B-08/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 8, 2015